Robertson Stephens Mutual Funds
The Growth & Income Fund
Annual Report
December 31, 1997
Growth & Income

[GRAPHIC]

THE GROWTH & INCOME FUND ANNUAL REPORT

January 30, 1998
Fellow Shareholder:

First I want to thank you for being a shareholder in the Robertson Stephens Funds. All of us here appreciate your support.

As you probably already know, 1997 was an outstanding year for most categories of equity investing with the notable exception of stocks of Asian companies.
The year also brought very high market volatility especially in shares of smaller companies, but investors who stayed the course were well rewarded. Yet as I review the timing and level of redemptions out of our fund complex and other fund complexes, I am acutely aware that many investors do not stay the course, and instead sell during market declines worrying that the market will go even lower. An important study done by an independent consulting group studying mutual fund investors over a recent ten-year period of time concluded that the average investor in equity mutual funds had given up between 1/3 to 2/3 of available returns by selling at the wrong times and reinvesting after the market
had significantly recovered.   This slippage in performance is very significant
and obviously needs to be avoided. Developing a financial plan and sticking to it are the centerpieces for achieving expected returns.

We have put some free tools in place for your convenience to help an investor stay the course or just stay up to date with fund activity. First, the portfolio managers of each fund regularly update a recorded message. These "hotline" messages are accessible for current investors through our toll free number (1-800-766-3863) and our Web site (www.rsim.com) and are updated especially during times of significant market volatility. Additionally, we also conduct monthly conference calls with our portfolio managers and provide detailed quarterly summaries on each of our equity mutual funds, all of which can also be accessed on our Web site.

Over the past few years we have introduced several funds that have the objective of global investing. In 1998 we plan to introduce a new fund - a broadly diversified large-cap international fund that is designed to be a core holding. We believe this fund will outperform the benchmark indexes through the application of an investment discipline based on Economic Value Added (EVA). This methodology focuses on studying the level of incremental returns on capital
that companies can earn with their free cash flow.   Though we have successfully
used EVA analysis for years in some of our funds, this is a little used methodology in the mutual fund industry. We believe this methodology sets us apart and that our technological advances gives our portfolio managers a significant edge in picking winning stocks. We are quite enthusiastic about this future fund offering.

At Robertson Stephens Funds we continually work on making our investment process better to achieve the goal of outstanding risk adjusted rates of return. One of the areas we focused on in 1997 and will continue to focus on in the future is the use of technologies that help us become better investors. In that regard we added several new exciting technology tools in 1997. As very significant shareholders of our own funds we look forward to achieving excellent returns with you in 1998 and beyond. We believe in the old adage of "Eating your own cooking."

If you have any questions or suggestions please drop me a note or send me an E-mail message.

Again, thank you for your support.

/s/ G. RANDY HECHT

G. RANDY HECHT
President
Robertson Stephens Funds
randy_hecht@rsco.com


Information contained herein relating to the new international fund is subject to completion or amendment. A registration statement relating to the fund's securities has been filed with the Securities and Exchange Commission. The fund's securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the fund's securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A prospectus regarding the new fund is available from BancAmerica Robertson Stephens; an investor should read that prospectus carefully before investing.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

FUND PHILOSOPHY

The Growth & Income Fund seeks to achieve long-term total return by investing primarily in small- and mid-cap stocks, convertible bonds, and preferreds. Our flexible, bottom-up approach is based on value recognition and trend analysis. We look for well-managed companies with improving fundamentals that may be positioned for growth. Our formula for long-term success also includes a disciplined approach to managing risk: losses are eliminated quickly, and we are constantly looking for new opportunities.

FUND HIGHLIGHTS

ACQUISITION
BankAmerica Corporation's acquisition of Robertson, Stephens & Company became effective October 1, 1997. The investment management activity for both organizations has been placed under the leadership of Randy Hecht, President of Robertson Stephens Investment Management (RSIM) since 1989. We believe this is a strong commitment to honor the unique culture which remains at the heart of RSIM's success, and we look forward to the ability to expand our global capabilities and resources as a result of this partnership.

CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  7
Portfolio Summary  8
Fund Performance - Class C Shares  9
Schedule of Investments  10
Statement of Assets and Liabilities  17
Statement of Operations  18
Statement of Changes in Net Assets  19
Financial Highlights - Class A Shares  20
Financial Highlights - Class C Shares  21
Notes to Financial Statements  22
Report of Independent Accountants  28
Administration  28

THE GROWTH & INCOME FUND ANNUAL REPORT

[PHOTO]

FUND MANAGER
JOHN L. WALLACE
Portfolio Manager
The Robertson Stephens Growth & Income Fund

DEAR SHAREHOLDER:


The Robertson Stephens Growth & Income Fund returned -4.31% (Class A) and -5.78% (Class C) in the fourth quarter.

Despite a difficult and often volatile fourth quarter, for the one-year period ended December 31, 1997, the Fund returned 22.40% (Class A) versus the S&P 500 Index, which returned 33.34%, and the Lipper Growth & Income Index, which returned 26.96%, for the same period. The Fund's Class C shares had a return of 19.16% since their inception on May 9, 1997.

During the fourth quarter, our emphasis on small- to mid-cap stocks was detrimental as we saw a one-day, 7.18% decline in the Dow Jones Industrial Average on October 27th and increased turmoil in global currency and equity markets. The bulk of our underperformance during the fourth quarter was due to a smaller cap equity bias and a 10-15% commitment to convertible bonds and preferred stocks. This past year ended the third consecutive year of unprecedented gains for major market indices.


 "   ...SMALL- AND MID-CAP STOCKS REMAIN UNDERVALUED RELATIVE TO THE OVERALL
MARKET."

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


It was the first time ever that we have seen three straight years of better than 20% gains for the Dow Jones Industrial Average. Except for a brief period this summer, small-cap stocks lagged considerably for the third year in a row, and we saw large-cap stocks once again outperform.

Russell 2000 vs. S&P 500
RELATIVE STRENGTH:

[GRAPH Plot Points to Come]

SOURCE: -C- THE LEUTHOLD GROUP 1998

In our opinion, small- and mid-cap stocks remain undervalued relative to the overall market. Concerns over Southeast Asia and other emerging economies have focused investors' attention to bigger, more liquid stocks. We still believe that many small-cap stocks offer higher earnings growth potential in 1998 with less foreign exposure than most large-cap multinationals. While interest rates, monetary policy, and liquidity might put a floor under stocks, earnings disappointments may accelerate this year. We also believe that most investors are underestimating the potential for increased competition and disinflationary pressures that may result from Asia's turmoils in 1998.

1997:  THE YEAR IN REVIEW

For the second year in a row, we would like to provide our shareholders with an objective, non-emotional review of our own thoughts on 1997 performance. It is our hope that this will give you a better view of our strengths and our weaknesses. As always, we strive to learn from our mistakes and never take our successes in stride.

When comparing our performance to the S&P 500, we were somewhat disappointed with 1997. Except for a brief period from August to October, when small-caps rallied off of an extreme oversold position (January - July), we underperformed the major market indices. It was the most volatile year since 1987 and equalled volatility levels not seen since 1982.

Annual Occurance of 1% or Greater Moves (DAY TO DAY CLOSES)
S&P 500 1945 TO 1997

[GRAPH Plot Points to Come]

SOURCE: -C- THE LEUTHOLD GROUP 1998

The Fund peaked in early October and we finished the year about 10% off our high, as global woes in the fourth quarter shifted investors' interests back to larger, more liquid stocks.

THE GROWTH & INCOME FUND ANNUAL REPORT

THE GOOD

Despite a terrible November, our overweighting in the oil service sector helped our performance dramatically. We ended the year with approximately 13.5% in oil service stocks. Earnings visibility remains quite high despite weakened oil prices from a peak of $26 a barrel to a new low of around $17 a barrel. Exploration activity remains strong and major oil companies continue to increase their research, exploration and development spending, all of which directly benefit the oil service companies. Despite the large gains over the past two years, we do not think the cycle is over. Some of our 1997 winners were: NOBLE DRILLING (0.66%), and HVIDE MARINE INC. (0.99%).

The cable TV sector is one of our favorites and accounted for a large portion of our summer gains. At year end, we held approximately an 8% weighting in this sector. Stocks in this group began to outperform last summer after Microsoft announced a $1 billion investment in Comcast Corporation. We remain enthusiastic due to strong fundamentals, new service introductions (cable-modem, digital deployment), and improving balance sheets. We are currently invested in:
TELE-COMMUNICATIONS INC. (1.53%), NEXTLEVEL SYSTEMS (1.43%) and US WEST MEDIA GROUP (1.24%).

We continue to be opportunistic and try to take advantage of market volatility. Some of our big winners in 1997 were bought and sold during the year; others we continue to hold. Some examples include: COMPUWARE (1.23%), NOVOSTE CORP. (0.71%), and HERMAN MILLER INC.

The common denominator of these winners is the identification of a growth catalyst that helped drive earnings and valuations above expectations.

THE BAD

The first and fourth quarters of 1997 were particularly rough periods for small-cap stocks, and many have yet to recover from the October/November correction, despite improving fundamentals. Since the median market cap of the Fund during 1997 was approximately $1 billion, we were not immune. One of our small-cap victims was EGGHEAD SOFTWARE (0.88%).

We were slow to react to the October/November correction in oil service stocks. Rumors of decreased spending among operators, OPEC quota hikes, an

[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Funds
randy_hecht@rsco.com

INVESTMENT TEAM

RESEARCH
John Seabern

SENIOR TRADER
Catherine O'Neill

TRADING
Don Heidary

ADMINISTRATION
Tara Slevin

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


Asian economic slowdown, and El Nino worries prompted a momentum frenzy out of the sector. Many of our stocks declined 25-50%. We took some profits, but our hesitation, plus the swiftness of sector rotation, cost the Fund approximately 2-3% in November.

In a bull market, convertibles automatically underperform equities and our 10-15% position (currently 15.5%) was a slight drag on last year's performance. We have discussed our "barbell" approach to Growth & Income investing in the past and will almost always have at least 10% of the Fund in convertibles to manage risk. Small stock performance is still the key for convertibles over the next 12 months. Many of our current holdings maturing in 4-6 years are yielding 6-8%. We think that the "total return" potential of our convertible holdings is compelling.

When the Fed raised interest rates on March 25, 1997, we reduced our weightings in financial stocks to under 5%. At the time we felt there would be further upward pressure on interest rates. We were wrong and long-term interest rates declined, mega-mergers continued, and profitability, especially among regional banks, remained strong. It wasn't until the fourth quarter that our underweighting impacted performance. We currently have approximately 11.4% in the financial services area.

OUTLOOK

As we enter 1998 we are more conservative than we were 12 months ago. Whether we like it or not, we are getting later and later in both the economic and bull market cycles. Market valuations are stretched and we do not believe "It's different this time." The biggest economic news of 1997 was the turmoil in Asia. The big question for 1998 is how it will impact the U.S. economy.

"THE CABLE TV SECTOR IS ONE OF OUR FAVORITES AND ACCOUNTED FOR A LARGE PORTION OF OUR SUMMER GAINS."

In all likelihood it may mean a flood of imports to the United States by spring, a reduction in GDP growth, and pressure on corporate earnings. In general, pricing power has not been good and should hurt companies exposed to Asian competition.

Over the next several months, earnings pre-announcements should give us a first cut at quantifying the market environment. From time to time, we may reduce our equity exposure by purchasing puts on the S&P 500, or even shorting individual stocks.

WORKING ASSUMPTIONS FOR 1998:

Analysts' estimates for 1998 corporate earnings may be too opportunistic. Bottom-up I/B/E/S Inc. estimates for S&P earnings imply a robust 14-15% gain. If this proves to be too high, current valuations suggest stocks are vulnerable. We
are looking for a 7-10% gain in corporate earnings in 1998.   The small-cap
earnings out look is better, but that does not necessarily mean outperformance.

THE GROWTH & INCOME FUND ANNUAL REPORT


Interest rates remain a positive for the market. Inflation remains in check. One of the surprises of 1997 was the decline of long-term interest rates to below 6.0%. The secular downtrend of long-term interest rates which began in 1981 continues, but rates could come back slightly. We are looking for a 5.5 - 6.75% trading range for 1998.

Long-Term U.S. Government Yields
(1957 TO DATE)

[GRAPH-PLOT POINTS TO COME]

SOURCE: INVESTMENT COMPANY INSTITUTE

Investable cash flows from individuals remain strong and continue to be the primary source of funding for the equity market. Any dramatic reduction in fund flows would be negative for the market.

US Focus Equity Fund
Net New Cash Flow
(1990 TO DATE)

[GRAPH-PLOT POINTS TO COME]

SOURCE: -C- THE LEUTHOLD GROUP 1998

Additional wild cards that might affect stock prices in 1998:

   - Corporate earnings exceed expectations once again.

   - Asian competition causes politicians to get involved before 1998 elections (trade wars).

   - The Fed tightens rates in a slow-growth economic environment.

   - Continued strength in an already strong dollar.

   - Lower interest rates are no longer perceived as a positive for equities and the economy (deflation).

   - Greater than expected expenses related to Year 2000 (Y2K) software compliance that may negatively impact corporate profit margins.


IN CONCLUSION

The Growth & Income Fund's philosophy of searching for above average growth with a disciplined approach to risk was profitable in 1997. We want to remind investors that successful equity investing is not a short-term proposition. We remain focused on, and look forward to, a long-term relationship with our shareholders.

On behalf of the entire Growth & Income team, I want to thank you for your support. Wishing everyone a healthy and profitable 1998!

Sincerely,

/s/ John L. Wallace

JOHN L. WALLACE
Portfolio Manager
January 9, 1998

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


FUND PERFORMANCE -- CLASS A SHARES
Results of a hypothetical $10,000 investment in The Robertson Stephens Growth & Income Fund, the S&P 500 Index(1), and the Lipper Growth & Income Funds Index(2)
IF INVESTED ON JULY 12, 1995(3)

[GRAPH-PLOT POINTS TO COME]

CUMULATIVE TOTAL RETURNS


                                   GROWTH & INCOME     S&P 500         LIPPER GROWTH &
FOR THE PERIOD ENDED 12/31/97                 FUND      INDEX(1)  INCOME FUNDS INDEX(2)
---------------------------------------------------------------------------------------
Since inception (7/12/95)(3)                70.82%      82.31%                   67.49%
---------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS


                                   GROWTH & INCOME     S&P 500        LIPPER GROWTH &
FOR THE PERIODS ENDED 12/31/97                FUND     INDEX(1) INCOME FUNDS INDEX(2)
-------------------------------------------------------------------------------------
One year                                    22.40%      33.34%                 26.96%
Since inception (7/12/95)(3)                24.16%      27.47%                 23.18%
-------------------------------------------------------------------------------------



(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of a selected portfolio of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(2) The Lipper Growth & Income Funds Index is composed of 30 funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends. Lipper mutual funds indices are equally weighted, composed of the largest mutual funds within their respective investment objectives, and adjusted for the reinvestment of capital gains distribution and income dividends. You cannot invest in an index itself.

(3) Date that the Fund's Class A shares were first issued to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

THE GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1997

[CHART]

TOP TEN HOLDINGS

1.
WALTER INDUSTRIES, INC. (2.06%)
A holding company with subsidiaries operating in the areas of home building/financing and industrial operations. Walter Industries and its subsidiaries operate manufacturing facilities and sales offices throughout the world.

2.
TRANS WORLD AIRLINES, INC. PFD 8% (1.91%)
An airline that serves more than 100 destinations in the United States, the Caribbean, Mexico, Canada and 12 destinations in Europe and the Middle East.

3.
THE DRESS BARN, INC. (1.89%)
Operates a national chain of value-priced specialty stores offering career fashion to the working woman. Dress Barn operates 691 stores in 43 states.

4.
CAMCO INTERNATIONAL, INC. (1.64%)
Provides oil field equipment and services. The company's equipment includes electric submersible pumps, electric cables and wire, synthetic diamond drill bits and roller cone drill bits.

5.
VANS, INC. (1.56%)
Designs, manufactures and distributes casual and active footwear and apparel, performance footwear and snowboard boots and snowboarding outerwear.

6.
TELE-COMMUNICATIONS, INC., CLASS A (1.53%)
Through its subsidiaries and affiliates, the company constructs, acquires, owns, and operates cable television systems.

7.
UNION PLANTERS CORPORATION (1.47%)
Bank holding company which offers banking and broker/dealer services. The company conducts operations through 37 banking subsidiaries in the southern U.S.

8.
HERMAN MILLER, INC.(1.45%)
Designs, manufactures, and sells furniture systems and furniture-related products and services for offices and health care facilities.

9.
NEXTLEVEL SYSTEMS, INC. (1.43%)
Supplies systems and components worldwide. The company delivers video, voice and data/Internet services.

10.
INTERSOLV, INC. (1.42%)
Provides, open client/server software solutions for object-oriented and enterprise client/server development, software configuration management, middleware and data access.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


FUND PERFORMANCE - CLASS C SHARES

Results of a hypothetical $10,000 investment in The Robertson Stephens Growth & Income Fund, the S&P 500 Index(1), and the Lipper Growth & Income Funds Index(2)
IF INVESTED ON MAY 9, 1997(3)
[GRAPH plot points to come]

Cumulative Total Returns


                                   GROWTH & INCOME     GROWTH & INCOME        S&P 500          LIPPER GROWTH &
FOR THE PERIOD ENDED 12/31/97                 FUND             FUND(4)       INDEX(1)    INCOME FUNDS INDEX(2)
--------------------------------------------------------------------------------------------------------------
Since inception (5/9/97)(3)                 20.16%              19.16%         19.00%                   16.88%
--------------------------------------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of a selected portfolio of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(2) The Lipper Growth & Income Funds Index is composed of 30 funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends. Lipper Mutual Funds Indices are equally weighted, composed of the largest mutual funds within their respective investment objectives, and adjusted for the reinvestment of capital gains distribution and income dividends. You cannot invest in an index itself.

(3) Date that the Fund's Class C shares were first issued to the public.

(4) Reflects the 1% contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

THE GROWTH & INCOME FUND ANNUAL REPORT


Schedule of Investments


DECEMBER 31, 1997                                                  FOREIGN CURRENCY(2)             SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
AEROSPACE - 1.4%
Alliant Techsystems, Inc.(1)                                                                       75,000          $4,181,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,181,250
-----------------------------------------------------------------------------------------------------------------------------
BANKS - 5.7%
Amsouth Bancorporation                                                                             62,500           3,394,531
Commercial Federal Corporation                                                                     85,000           3,022,813
Compass Bancshares, Inc.                                                                           55,000           2,406,250
TCF Financial Corporation                                                                         116,000           3,936,750
Union Planters Corporation                                                                         65,000           4,415,937
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   17,176,281
-----------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 3.6%
AgriBioTech, Inc.(1)                                                                              185,000           3,156,563
Genentech, Inc.(1)                                                                                 52,500           3,182,812
Genzyme Corporation(1)                                                                             95,000           2,636,250
Millennium Pharmaceuticals(1)                                                                     100,000           1,900,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   10,875,625
-----------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES - 0.1%
U-Ship, Inc., 144A(1),(4)                                                                         620,367             116,319
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      116,319
-----------------------------------------------------------------------------------------------------------------------------
CLOTHING/RETAIL - 4.1%
Gadzooks, Inc.(1)                                                                                  85,000           1,785,000
The Dress Barn, Inc.(1)                                                                           200,000           5,675,000
Vans, Inc.(1)                                                                                     310,000           4,688,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   12,148,750
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.6%
ChoicePoint, Inc.(1)                                                                               40,000           1,910,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,910,000
-----------------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES - 0.9%
Nextel Communications, Inc., Class A(1)                                                           103,000           2,678,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,678,000
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 0.8%
Sun Microsystems, Inc.(1)                                                                          60,000           2,392,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,392,500
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 5.9%
Egghead, Inc.(1)                                                                                  407,500           2,648,750
FileNet Corporation(1)                                                                            130,000           3,916,250
INTERSOLV, Inc.(1)                                                                                210,000           4,252,500
Platinum Technology, Inc.(1)                                                                      145,000           4,096,250
Secure Computing Corporation(1)                                                                   130,000           1,535,625
System Software Associates, Inc.(1)                                                               157,000           1,373,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   17,823,125
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                ROBERTSON STEPHENS MUTUAL FUNDS


DECEMBER 31, 1997                                                  FOREIGN CURRENCY(2)             SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 1.9%
Compuware Corporation(1)                                                                          115,000          $3,680,000
Data General Corporation(1)                                                                       110,000           1,918,125
Siebel Systems, Inc.(1)                                                                               167               6,969
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,605,094
-----------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 1.1%
Medusa Corporation                                                                                 77,500           3,240,469
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,240,469
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS/SERVICES - 0.8%
Sunbeam Corporation                                                                                60,000           2,527,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,527,500
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 2.4%
Burlington Resources, Inc.                                                                         60,000           2,688,750
Oryx Energy Company(1)                                                                             90,000           2,295,000
Pioneer Natural Resources Company                                                                  75,000           2,170,302
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    7,154,052
-----------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 4.3%
Baker Hughes, Inc.                                                                                 57,500           2,508,459
Camco International, Inc.                                                                          77,500           4,935,781
Cooper Cameron Corporation                                                                         69,000           4,209,000
EVI, Inc.(1)                                                                                       25,650           1,327,388
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   12,980,628
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 1.0%
Washington Mutual, Inc.                                                                            48,000           3,063,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,063,000
-----------------------------------------------------------------------------------------------------------------------------
FOOD RETAIL/WHOLESALE - 4.1%
Albertson's, Inc,                                                                                  67,500           3,197,812
Cadbury Schweppes, Plc.                                                           GBP             250,000           2,519,522
International Multifoods Corporation                                                              100,000           2,831,250
JP Foodservice, Inc.(1)                                                                           100,000           3,693,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   12,242,334
-----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/HMO - 0.9%
Beverly Enterprises, Inc.(1)                                                                      200,000           2,600,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,600,000
-----------------------------------------------------------------------------------------------------------------------------
INSURANCE - 2.4%
American General Corporation                                                                       70,000           3,784,375
Core Cap, Inc., Class A, Restricted(1),(3),(6)                                                     75,000           1,687,500
Core Cap, Inc., Class A Preferred, Restricted(1),(3),(6)                                           75,000           1,687,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    7,159,375
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE GROWTH & INCOME FUND ANNUAL REPORT


DECEMBER 31, 1997                                                   FOREIGN CURRENCY(2)              SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 4.7%
Herman Miller, Inc.                                                                                80,000        $  4,365,000
Keystone Consolidated Industries, Inc.(1)                                                          90,000           1,080,000
Simpson Manufacturing Company, Inc.(1)                                                             75,400           2,511,763
Walter Industries, Inc.(1)                                                                        300,000           6,187,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   14,144,263
-----------------------------------------------------------------------------------------------------------------------------
MEDIA - 6.0%
CBS Corporation1                                                                                  100,000           2,943,750
Liberty Media Group, Grade A(1)                                                                    90,000           3,262,500
Tele-Communications TCI  Ventures Group(1)                                                        125,000           3,539,056
Tele-Communications, Inc., Class A(1)                                                             164,000           4,581,756
U.S. WEST Media Group(1)                                                                          128,500           3,710,438
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   18,037,500
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 2.5%
Novoste Corporation(1)                                                                             95,000           2,137,500
Perclose, Inc.(1)                                                                                 135,400           2,606,450
Spine-Tech, Inc.(1)                                                                                55,000           2,829,063
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    7,573,013
-----------------------------------------------------------------------------------------------------------------------------
NETWORK SYSTEMS - 1.9%
Aware, Inc.                                                                                       135,000           1,383,750
NextLevel Systems, Inc.(1)                                                                        240,000           4,290,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,673,750
-----------------------------------------------------------------------------------------------------------------------------
OIL/GAS DRILLING - 2.7%
Artisan Corporation                                                               CAD              49,300             380,388
Nabors Industries, Inc.(1)                                                                         90,000           2,829,375
Noble Drilling Corporation(1)                                                                      65,000           1,990,625
Patterson Energy, Inc.(1)                                                                          43,000           1,663,562
UTI Energy, Corporation(1)                                                                         50,000           1,293,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    8,157,700
-----------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.5%
Dusa Pharmaceuticals, Inc.(1)                                                                     137,000           1,575,500
Pharmerica, Inc.(1)                                                                                 1,887              19,583
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,595,083
-----------------------------------------------------------------------------------------------------------------------------
REITS - 2.3%
Canadian Hotel Income Properties, R.E.I.T.                                        CAD             115,000             774,384
Criimi Mae, Inc.                                                                                  159,100           2,386,500
FBR Asset Investment Corporation(1),(3)                                                            75,000           1,500,000
Walden Residential Properties, Inc.                                                                90,000           2,295,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    6,955,884
-----------------------------------------------------------------------------------------------------------------------------
SHIPPING - 0.8%
Nordic American Tanker Shipping, Ltd.                                                             145,000           2,392,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,392,500
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


DECEMBER 31, 1997                                                   FOREIGN CURRENCY(2)            SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY CHEMICALS - 1.8%
Crompton & Knowles Corporation                                                                     95,000        $  2,517,500
Imperial Chemical Industries Plc, ADR(5)                                                           45,000           2,922,188
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,439,688
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 4.4%
Cincinnati Bell, Inc.                                                                              87,500           2,712,500
Citizens Utilities Company, Class B(1)                                                            200,000           1,925,000
Comsat Corporation(1)                                                                             102,000           2,473,500
GTE Corporation                                                                                    60,000           3,135,000
LCI International, Inc.(1)                                                                        100,000           3,075,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   13,321,000
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 1.9%
Antec Corporation(1)                                                                              160,000           2,500,000
IWL Communications, Inc.(1)                                                                       243,400           3,164,200
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,664,200
-----------------------------------------------------------------------------------------------------------------------------
TOBACCO - 0.8%
Philip Morris Companies, Inc.                                                                      50,000           2,265,625
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,265,625
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 3.3%
Consolidated Freightways Corporation(1)                                                           165,000           2,248,125
Genesee & Wyoming, Inc., Class A(1)                                                               125,000           2,921,875
Hvide Marine, Inc., Class A(1)                                                                    115,000           2,961,250
Royal Caribbean Cruises, Ltd.                                                                      35,000           1,865,938
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    9,997,188
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES - 1.6%
The Williams Companies, Inc.                                                                      100,000           2,837,500
Union Electrical Company                                                                           45,000           1,946,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,783,750
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES/ELECTRIC - 4.6%
CMS Energy Corporation                                                                             72,500           3,194,531
Duke Energy Corporation                                                                            57,500           3,184,062
GPU, Inc.                                                                                          57,500           2,422,188
Houston Industries, Inc.                                                                           90,000           2,401,875
Southern Company                                                                                  100,000           2,587,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   13,790,156
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 81.8% (Cost: $209,398,133)                                                                  245,665,602
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 1.3%
Conseco Financial Trust, Inc. 7.00%, Expires 2/16/01, Series F                                     57,500           2,946,875
Newell Financial Trust, Inc., 5.25%, Expires 12/1/27, Series Reg S(3)                              18,100             950,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,897,125
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE GROWTH & INCOME FUND ANNUAL REPORT


DECEMBER 31, 1997                                                   FOREIGN CURRENCY(2)            SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
FOOD RETAIL/WHOLE-SALE - 0.6%
-----------------------------------------------------------------------------------------------------------------------------
Ralston Purina Company, 7.00%, Expires 8/1/00, IBC                                                 27,500          $1,914,687
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,914,687
-----------------------------------------------------------------------------------------------------------------------------
PRECIOUS METALS - 0.6%
Coeur D'Alene Mines Corporation, 7.00%, Expires 3/15/00                                           160,000           1,940,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,940,000
TELECOMMUNICATIONS - 1.0%
IXC Communications, Inc., 7.25%, Expires 3/31/07, Series 144A(3)(4)                                20,508           2,878,749
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,878,749
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & MEDIA - 1.7%
Houston Industries, Inc., 7.00%, Expires 7/1/00                                                    45,000           2,567,812
Metromedia International Group, Inc., 7.25%, Expires 12/31/49                                      55,000           2,488,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,056,562
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 3.0%
Trans World Airlines, Inc., 8.00%, Expires 12/31/49, 144A(3)(4)                                    88,000           3,105,432
Trans World Airlines, Inc., 8.00%, Expires 12/31/493                                               74,500           2,629,030
Trans World Airlines, Inc., 4.625%, Expires 12/31/49, 144A(4)                                      50,000           3,237,500
                                                                                                                    8,971,962
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS -  8.2% (Cost: $23,241,206)                                                     24,659,085
-----------------------------------------------------------------------------------------------------------------------------


                                                                                                      PAR               VALUE
-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS
-----------------------------------------------------------------------------------------------------------------------------
CLOTHING/RETAIL - 0.7%
Charming Shoppes, Inc., 7.50%, Due 7/15/06
                                                                                                2,250,000           2,126,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,126,250
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 1.4%
Apple Computer, Inc., 6.00%, Due 6/1/01                                                          500,000              405,155
System Software & Associates, Inc., 7.00%, Due 9/15/02(3)                                       4,250,000           3,740,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,145,155
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER & PRODUCTS & SERVICES - 0.4%
Loews Corporation, 3.125%, Due 9/15/07                                                          1,350,000           1,363,770
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,363,770
-----------------------------------------------------------------------------------------------------------------------------
FOOD RETAIL/WHOLE-SALE - 0.3%
Boston Chicken, Inc., 4.50%,  Due 2/1/04                                                       2,000,000              980,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      980,000
-----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/MEDICAL TECHNOLOGY/HMO - 0.5%
Alternative Living Services, Inc., 5.25%, Due 12/15/02(3)
                                                                                                  800,000             930,000
Assisted Living Concepts, Inc., 6.00%, Due 11/1/02(3)                                            500,000              518,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,448,750
-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS - 0.3%
Corestaff, Inc., 2.94%,  Due 8/15/04                                                           1,000,000              838,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      838,750


The accompanying notes are an integral part of these financial statements.

ROBERTSON STEPHENS MUTUAL FUNDS


DECEMBER 31, 1997                                                                                     PAR               VALUE
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES - 1.2%
American Retirement Corporation, 5.75%, Due 10/1/02                                             1,400,000         $ 1,400,000
Trikon Technologies, Inc., 7.125%,  Due 10/15/01                                                  500,000             200,060
Renal Treatment Centers, Inc., 5.625%, 144A, Due 7/15/06(4)                                     1,000,000           1,196,940
Uromed Corporation, 6.00%, Due 10/15/03                                                         1,250,000             683,300
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,480,300
-----------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS - 1.1%
Itron Corporation, 6.75%, 144A, Due 3/31/04(3)(4)                                              1,500,000            1,470,000
Offshore Logistics, Inc., 6.00%, Due 12/15/03                                                  1,500,000            1,725,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,195,000
-----------------------------------------------------------------------------------------------------------------------------
OIL/GAS DRILLING - 0.4%
Key Energy Group, Inc., 4.00%, Due 9/15/04(3)                                                   1,500,000           1,282,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,282,500
-----------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY/NETWORK SYSTEMS - 0.2%
Read-Rite Corporation, 6.50%, Due 9/01/04(3)                                                     550,000              464,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      464,750
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.8%
P-COM, Inc,,  4.25%, Due 11/1/02(3)                                                             2,750,000           2,536,875
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,536,875
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 7.3% (Cost: $22,709,866)                                                                 21,862,100

                                                                                                CONTRACTS               VALUE
-----------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS
The Philadelphia Oil Service Sector Index, Strike 100, Expires 1/17/98(7)                             300             420,000
The PHLX/KBW Bank Index, Strike 740, Expires 1/17/98(7)                                               250             665,625
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS - 0.4% (Cost: $734,900)                                                                          1,085,625

                                                                                                CONTRACTS               VALUE
-----------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS
Dell Computer Corporation, Strike 67.5, Expires 2/31/98(7)                                            750              98,437
Dell Computer Corporation, Strike 80, Expires 2/21/98(7)                                              100              50,000
Nike, Inc., Strike 40, Expires 1/17/98(7)                                                           1,000             156,250
Nike, Inc., Strike 45, Expires 1/17/98(7)                                                             500             287,500
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PUT OPTIONS - 0.2% (Cost: $497,362)                                                                             592,187

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.9% (Cost: $256,581,467)                                                                    293,864,599
-----------------------------------------------------------------------------------------------------------------------------

DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                8,680,053
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT - 2.9%                                     8,680,053

-----------------------------------------------------------------------------------------------------------------------------
RECEIVABLE FROM BROKERS FOR SECURITIES SOLD SHORT - 1.2%                                                            3,581,218
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE GROWTH & INCOME FUND ANNUAL REPORT


DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (1.2)%  (Proceeds: $3,581,218)                                                           $ (3,596,875)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.8)%                                                                                    (2,471,026)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                       $ 300,057,969
-----------------------------------------------------------------------------------------------------------------------------


(1) Non-income producing security.
(2) Foreign denominated security:  CAD - Canadian Dollar; GBP- British Pounds.
(3) Fair-value security.  See 1.a. in Notes to Financial Statements.
(4) These securities may be resold in transactions exempt from registration, under Rule 144A of the
    Securities Act of 1933,  normally to qualified institutional buyers.
(5) ADR - American Depository Receipt
(6) Restricted Security. See 4.d. in Notes to Financial Statements.
(7) See 4.e. in Notes to Financial Statements


Schedule of Securities Sold Short


DECEMBER 31, 1997                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - (0.8)%
Arterial Vascular Engineering, Inc.                                                                35,000         $ 2,275,000
-----------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - (0.1)%
American Power Conversion, Inc.                                                                    20,000             472,500
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT COMMON STOCK - (0.9)% (Proceeds: $2,698,023)                                                            2,747,500
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                CONTRACTS               VALUE
-----------------------------------------------------------------------------------------------------------------------------
WRITTEN PUT OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
The PHLX/KBW Bank Index, Strike 740, Expires 1/17/98(1)                                               250             259,375
-----------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT PUT OPTIONS - (0.1)% (Proceeds: $415,236)                                                                 259,375
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                CONTRACTS               VALUE
-----------------------------------------------------------------------------------------------------------------------------
WRITTEN CALL OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
Dell Computer Corporation, Strike 90, Expires 2/21/98(1)                                              600             270,000
International Business Machines Corporation, Strike 105, Expires 2/21/98(1)                           150              90,000
The Philadelphia Oil Service Sector Index, Strike 120, Expires 1/17/98(1)                             250              68,750
The PHLX/KBW Bank Index, Strike 780, Expires 1/17/98(1)                                               300             161,250
-----------------------------------------------------------------------------------------------------------------------------
TOTAL WRITTEN CALL OPTIONS - (0.2)% (Proceeds: $467,959)                                                              590,000


-----------------------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - (1.2)% (PROCEEDS: $3,581,218)                                                       $ 3,596,875
-----------------------------------------------------------------------------------------------------------------------------

(1) See 4.e. in Notes to Financial Statements

The accompanying notes are an integral part of these financial statements.

ROBERTSON STEPHENS MUTUAL FUNDS

Statement of Assets and Liabilities

DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $256,581,467)                                                                      $ 293,864,599
Deposit with brokers and custodian bank for securities sold short                                                   8,680,053
Receivable from brokers for securities sold short                                                                   3,581,218
Receivable for investments sold                                                                                     8,752,413
Receivable for fund shares subscribed                                                                                 453,033
Dividends/interest receivable                                                                                         513,322
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                      315,844,638


-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Securities sold short (Proceeds: $3,581,218)                                                                        3,596,875
Payable for investments purchased                                                                                   5,552,303
Payable to custodian bank                                                                                           6,077,673
Payable for fund shares redeemed                                                                                      231,761
Accrued expenses                                                                                                      222,811
Payable to adviser                                                                                                    105,246
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                  15,786,669


-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                $ 300,057,969
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                   221,279,347
Accumulated net realized gain from investments                                                                     40,658,970
Accumulated net realized gain from securities sold short                                                              849,308
Net unrealized appreciation on investments                                                                         37,286,001
Net unrealized depreciation on securities sold short                                                                  (15,657)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                $ 300,057,969
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:

     Net Asset Value, offering and redemption price per share - Class A Shares                                        $ 13.52
     (net assets of $298,688,592 applicable to 22,087,790 shares of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------
     Net Asset Value, offering and redemption price per share - Class C Shares                                        $ 13.36
     (net assets of $1,369,377 applicable to 102,482 shares of  beneficial interest outstanding with no par value)(1)
-----------------------------------------------------------------------------------------------------------------------------

(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

THE GROWTH & INCOME FUND ANNUAL REPORT

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign tax withheld of $4,282)                                                                 $ 3,531,288
Interest                                                                                                            1,685,528
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                             5,216,816


-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                            2,972,467
Administrative services fees                                                                                          743,117
Distribution fees - Class A Shares                                                                                    742,070
Transfer agent fees                                                                                                   178,151
Custodian fees                                                                                                        158,517
Interest expense                                                                                                      122,640
Shareholder reports                                                                                                    63,075
Professional fees                                                                                                      46,962
Registration and filing fees                                                                                           43,070
Trustees' fees and expenses                                                                                            22,265
Dividend expense for securities sold short                                                                              6,800
Insurance                                                                                                               6,194
Distribution fees - Class C Shares                                                                                      3,140
Shareholder servicing fees - Class C Shares                                                                             1,047
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                                      5,109,515
Less: Expense waiver by adviser                                                                                    (1,235,367)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                                                 3,874,148


-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                               1,342,668
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS  AND SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments                                                                                 55,409,576
Net realized gain from securities sold short                                                                          655,317
Net change in unrealized appreciation on investments                                                               (1,108,303)
Net change in unrealized appreciation on on securities sold short                                                    (186,478)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS AND SECURITIES SOLD SHORT                       54,770,112


-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $ 56,112,780
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

Statement of Changes in Net Assets

                                                                                                 FOR THE              FOR THE
                                                                                               YEAR ENDED          YEAR ENDED
                                                                                        DECEMBER 31, 1997   DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                         $ 1,342,668           $ 447,480
Net realized gain from investments                                                             55,409,576          14,368,389
Net realized gain from securities sold short                                                      655,317             129,616
Net change in unrealized appreciation on investments                                           (1,108,303)         25,033,904
Net change in unrealized appreciation on securities sold short                                   (186,478)            125,009
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           56,112,780          40,104,398


-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                           (685,503)           (457,356)
Net investment income - Class C Shares (1)                                                          (5,150)                  -
Realized gain on investments - Class A Shares                                                 (56,382,165)         (7,274,370)
Realized gain on investments - Class C Shares (1)                                                 (216,299)                  -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                           (57,289,117)         (7,731,726)


-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------
Net (decrease)/increase in net assets resulting from capital share transactions                (8,540,652)        140,500,320
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL (DECREASE)/INCREASE IN NET ASSETS                                                        (9,716,989)        172,872,992
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                           309,774,958         136,901,966
End of period                                                                               $ 300,057,969       $ 309,774,958
-----------------------------------------------------------------------------------------------------------------------------

(1) Class C shares were first issued on May 9, 1997.


The accompanying notes are an integral part of these financial statements.

THE GROWTH & INCOME FUND ANNUAL REPORT


Financial Highlights - Class A Shares

                                                                             FOR THE              FOR THE             FOR THE
FOR A SHARE OUTSTANDING                                                    YEAR ENDED          YEAR ENDED        PERIOD ENDED
THROUGHOUT EACH PERIOD:                                                      12/31/97            12/31/96     12/31/95(1),(3)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $ 13.62              $ 11.24             $ 10.00
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                     0.07                0.02                0.00

NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION FROM INVESTMENTS     2.90                2.70                1.24
     and securities sold short
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            2.97                 2.72                1.24
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                        (0.04)              (0.02)                  -
Distributions from realized gain on investments                                 (3.03)              (0.32)                  -
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $ 13.52             $ 13.62             $ 11.24
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  22.40%(2)             24.16%(2)          12.40%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                                            $ 298,669           $ 309,775           $ 136,902
Ratio of Expenses to Average Net Assets                                        1.30%(2)            1.71%(2)             1.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets                    0.45%(2)            0.18%(2)            0.01)%
Portfolio Turnover Rate                                                          236%                212%                 97%
Average Commission Rate Paid(4)                                              $ 0.0530            $ 0.0567                   -
-----------------------------------------------------------------------------------------------------------------------------

(1) Class A shares were first issued on July 12, 1995.

(2) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser for the year ended December 31, 1997, and for the year ended December 31, 1996, total return would have been 21.94% and 24.07%, respectively, the ratio of expenses to average net assets would have been 1.72%, and 1.76%, respectively, and the ratio of net investment income to average net assets would have been 0.03%, and 0.13% respectively.

(3) Ratios, except for total return and portfolio turnover rate, have been annualized.

(4) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

    Per-share data with respect to Class A shares for each period has been determined by using the average number of Class A shares throughout the period. Distributions reflect actual per-share amounts distributed for the period.


The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

Financial Highlights - Class C Shares


                                                                                                                      FOR THE
FOR A SHARE OUTSTANDING                                                                                          PERIOD ENDED
THROUGHOUT THE PERIOD:                                                                                           12/31/97 (1)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                  $ 13.73
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Net Investment Loss (3)                                                                                                (0.03)
Net realized gain and net change in unrealized appreciation from investments and securities sold short                   2.73
-----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting From Operations                                                                     2.70


-----------------------------------------------------------------------------------------------------------------------------
Distributions From Net Investment Income                                                                               (0.04)
Distributions from realized gain on investments                                                                        (3.03)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                        $ 13.36
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (2)                                                                                                       20.16%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                                                                      $ 1,369
Ratio of Expenses to Average Net Assets                                                                              2.05%(2)
Ratio of Net Investment Loss to Average Net Assets                                                                 (0.31)%(2)
Portfolio Turnover Rate                                                                                                  236%
Average Commission Rate Paid (4)                                                                                     $ 0.0530
-----------------------------------------------------------------------------------------------------------------------------

(1) CLASS C SHARES WERE FIRST ISSUED ON MAY 9,1997.

(2) IF THE FUND HAD PAID ALL OF ITS EXPENSES AND THERE HAD BEEN NO REIMBURSEMENT BY THE ADVISER FOR THE PERIOD FROM MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997, TOTAL RETURN WOULD HAVE BEEN 20.07%, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.48%, AND THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.74)%.

(3) AMOUNTS SHOWN MAY NOT CORRESPOND TO AMOUNTS SHOWN ON THE STATEMENT OF OPERATIONS DUE TO THE TIMING OF REALIZED AND UNREALIZED GAIN/(LOSS).

(4) A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH A COMMISSION IS CHARGED. THIS AMOUNT MAY VARY FROM FUND TO FUND AND PERIOD TO PERIOD DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. THIS RATE GENERALLY DOES NOT REFLECT MARKUPS, MARKDOWNS OR SPREADS ON SHARES TRADED ON A PRINCIPAL BASIS, IF ANY.

    RATIOS, EXCEPT FOR TOTAL RETURN AND PORTFOLIO TURNOVER RATE, HAVE BEEN ANNUALIZED. TOTAL RETURNS DO NOT INCLUDE THE 1% DEFERRED SALES CHARGE. PER-SHARE DATA WITH RESPECT TO CLASS C SHARES FOR THE PERIOD HAS BEEN DETERMINED BY USING THE AVERAGE NUMBER OF CLASS C SHARES OUTSTANDING THROUGHOUT THE PERIOD. DISTRIBUTIONS REFLECT ACTUAL PER-SHARE AMOUNTS DISTRIBUTED FOR THE PERIOD.


The accompanying notes are an integral part of these financial statements.

THE GROWTH & INCOME FUND ANNUAL REPORT


Notes to Financial Statements


The Robertson Stephens Growth & Income Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on July 12, 1995. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Growth Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Board of Trustees declares separate distributions on each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first issued by the Fund on May 9, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES

The following policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31, 1997, 91.4% of the Fund's long positions and 100% of its short positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of the security. At December 31, 1997, approximately 8.6% of the Fund's long positions and none of its short positions were valued using these guidelines and procedures.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


As its normal course of business, the Fund has invested a significant portion of its assets in companies concentrated within a number of industries in the technology and financial sectors. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued and recorded daily.

f. EXPENSES:

Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot de directly attributed to a specific fund are apportioned between the funds in the Trust.

g. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

THE GROWTH & INCOME FUND ANNUAL REPORT

h. CLASS ALLOCATIONS:

Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate daily net assets of each class and the specific expense rate applicable to each class.

i. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j. TEMPORARY BORROWINGS:

The Fund and several affiliated funds share in a $15 million, uncommitted revolving credit and/or overdraft protection facility from the Fund's custodian bank for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its total assets under the agreement.

NOTE 2   CAPITAL SHARES

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. Transactions in capital shares for Class A for the year ended December 31, 1997, and for the year ended December 31, 1996, and for Class C for the period from May 9, 1997 (Commencement of Operations), to December 31, 1997, were as follows:


Class A

1/1/97 - 12/31/97                                   SHARES              AMOUNT
--------------------------------------------------------------------------------
Shares sold                                      8,695,765       $ 130,701,308
Shares reinvested                                4,209,380          55,647,537
--------------------------------------------------------------------------------
                                                12,905,145         186,348,845

--------------------------------------------------------------------------------
Shares redeemed                                (13,561,859)       (196,455,743)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net decrease                                      (656,714)      $ (10,106,898)
--------------------------------------------------------------------------------


1/1/96 - 12/31/96                                   SHARES              AMOUNT
--------------------------------------------------------------------------------
Shares sold                                     24,212,751       $ 314,442,257
Shares reinvested                                  543,194           7,520,835
--------------------------------------------------------------------------------
                                                24,755,945         321,963,092

--------------------------------------------------------------------------------
Shares redeemed                                (14,194,773)       (181,462,772)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase                                    10,561,172       $ 140,500,320
--------------------------------------------------------------------------------


Class C

5/9/97* - 12/31/97                                  SHARES              AMOUNT
--------------------------------------------------------------------------------
Shares sold                                         89,771         $ 1,412,840
Shares reinvested                                   16,572             216,899
--------------------------------------------------------------------------------
                                                   106,343           1,629,739

--------------------------------------------------------------------------------
Shares redeemed                                     (3,861)            (63,493)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase                                       102,482         $ 1,566,246
--------------------------------------------------------------------------------

*Class C shares were first issued on May 9, 1997.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


NOTE 3    TRANSACTIONS WITH AFFILIATES:


a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually (beginning in 2000) by the Board of Trustees, the Fund pays Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P.") an investment advisory fee and an administrative services fee calculated at an annual rate of 1.00% and 0.25%, respectively, of the average daily net assets of the Fund. For the year ended December 31, 1997, the Fund incurred investment advisory fees and administrative fees of $2,972,467 and $743,117, respectively. RSIM, L.P. has voluntarily agreed to waive any annual operating expenses, excluding the expense differential between Class A and Class C, of the Fund's Class A and Class C shares exceeding an annual expense ratio of 1.30%. For the year ended December 31, 1997, RSIM, L.P. agreed to waive fees of $1,233,627 for Class A shares and $1,740 for Class C shares.

RSIM, L.P. may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM, L.P. from the Fund during the year ended December 31, 1997.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Trust who are interested persons of the Trust receive no compensation from the Trust. Trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,265 for the year ended December 31, 1997.

c. DISTRIBUTION FEES:

For the period from January 1, 1997, through September 30, 1997, the Fund entered into agreements with Robertson, Stephens & Company LLC ("RS&Co.") for distribution services with respect to its Class A and Class C shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees. Under these Plans, RS&Co. was compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75%, respectively, based on the average daily net assets attributed to each class of shares, although the Class C Plan contemplates payments at a rate of up to 1% of the Fund's average net assets attributable to Class C shares. For the period from January 1, 1997, through September 30, 1997, for Class A, and for the period from May 9, 1997 (Commencement of Operations), through September 30, 1997, for Class C, the Fund paid distribution fees of $543,078 and $953, respectively, to RS&Co. On October 1, 1997, BankAmerica Corporation ("BAC") became the owner of the entire beneficial interest in RSIM, L.P. (See note 5.a. in Notes to the Financial Statements). As part of that acquisition, BAC also became the owner of the entire beneficial interest in RSIM's affiliate, BancAmerica Robertson Stephens (formerly Robertson Stephens & Company LLC). Pursuant to certain laws and regulations that apply to bank holding companies and their affiliates, a bank holding company-affiliated broker-dealer may not serve as the distributor or principal underwriter of mutual funds. Commencing October 1, 1997, Edgewood Services, Inc., a non-affiliate, has been designated the Fund's new distributor.

THE GROWTH & INCOME FUND ANNUAL REPORT

d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to BancAmerica Robertson Stephens ("BARS") at an annual rate of up to 0.25% of the fund's average daily net assets of the Class C shares. The Plan contemplates that financial institutions will enter into shareholder service agreements with BARS to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from BARS at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each Fund for which the financial institution is the financial institution of record. For the period from May 9, 1997 (Commencement of Operations), through December 31, 1997, for Class C shares the Fund incurred shareholder servicing fees of $1,047.

e. BROKERAGE COMMISSIONS:

RSIM, L.P. may direct orders for investment transactions to BARS as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of BARS to provide competitive prices and commission rates. All investment transactions in which BARS acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which BARS has been retained by the issuer. For the year ended December 31, 1997, the Fund paid brokerage commissions of $186,869 to BARS, which represented 10.0% of total commissions paid during the year.

NOTE 4    INVESTMENTS:


a. TAX BASIS OF INVESTMENTS:

At December 31, 1997, the cost of investments purchased and proceeds of securities sold short for federal income tax purposes was $260,162,685. Accumulated net unrealized appreciation on investments and securities sold short, excluding the foreign currency fluctuation associated with other assets and liabilities, was $37,267,475, consisting of gross unrealized appreciation and depreciation of $45,558,287 and $8,290,812, respectively.


b. INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1997, the cost of investments purchased and the proceeds from investments sold (excluding securities sold short and short-term investments) were $686,513,547 and $758,348,468, respectively.


c. SHORT SALES:

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will typically realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, equities, and/or U.S. government securities sufficient

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


to collateralize its obligation on the short positions. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale against the box, it will hold an equivalent amount of the securities to cover its position while the short sale is outstanding. The Fund limits the value of short sale positions (excluding short sales against the box) to 25% of the Fund's total assets in short positions. For the year ended December 31, 1997, the cost of investments purchased to cover short sales and proceeds from investments sold short were $45,991,576 and $45,631,012, respectively.


d. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At December 31, 1997, the Fund held restricted securities with an aggregate value of $3,375,000, which represented 1.1% of the Fund's net assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.


                                                SHARES/PAR                COST               VALUE         ACQUISITION
SECURITY                                              (000)               (000)               (000)               DATE
----------------------------------------------------------------------------------------------------------------------
Core Cap, Inc., Class A                                 75             $ 1,687             $ 1,687            10/29/97
Core Cap, Inc., Class A,                                75               1,687               1,687            10/29/97
  Preferred
----------------------------------------------------------------------------------------------------------------------
                                                                       $ 3,374             $ 3,374


E. OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period. When the Fund is the writer of index or security options, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.


NOTE 5    ACQUISITION:

On October 1, 1997, BankAmerica Corporation completed its acquisition of Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc. Pursuant to that acquisition, BankAmerica Corporation became the owner of the entire beneficial interest in RSIM, L.P.

THE GROWTH & INCOME FUND ANNUAL REPORT


Report of Independent Accountants


To the Board of Trustees and Shareholders of The Robertson Stephens Growth & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Growth & Income Fund (the "Fund") at December 31, 1997, and the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997, by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1998


Administration


OFFICERS AND TRUSTEES

Andrew P. Pilara, Jr., Trustee
  President
Leonard B. Auerbach, Trustee
  President and Chairman of Auerbach Associates, Inc.
John W. Glynn, Jr., Trustee
  Principal and Chairman of
  Glynn Capital Management
James K. Peterson, Trustee
  Former Director of the IBM Retirement Funds
Terry R. Otton
  Chief Financial Officer
Dana K. Welch
  Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Growth & Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 13, 1998

THE ROBERTSON STEPHENS MUTUAL FUNDS


VALUE

THE PARTNERS FUND A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY Managed by Andrew Pilara.

GROWTH & INCOME

THE GROWTH & INCOME FUND SEEKING GROWTH WHILE ATTEMPTING TO MODERATE RISK Managed by John Wallace.

GROWTH

THE DIVERSIFIED GROWTH FUND FOCUSING ON SMALL- AND MID-CAP COMPANIES Managed by John Wallace and John Seabern.

THE EMERGING GROWTH FUND SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED COMPANIES
Managed by Jim Callinan.

THE INFORMATION AGE FUND-TM- TARGETING INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR
Managed by Ron Elijah
and Rod Berry.

THE MICROCAP GROWTH FUND FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION
Managed by Dave Evans
and Rainerio Reyes.

THE VALUE + GROWTH FUND A GROWTH FUND FOR THE LONG-TERM INVESTOR
Managed by Ron Elijah.

GLOBAL

THE CONTRARIAN FUND-TM- A GLOBAL HEDGE FUND
Managed by Paul Stephens.

THE GLOBAL LOW-PRICED STOCK FUND SEEKING OVERLOOKED AND UNDERVALUED COMPANIES Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND PRIMARILY FOCUSING ON HARD ASSET COMPANIES Managed by Andrew Pilara.

THE GLOBAL VALUE FUND SEEKING UNDERVALUED INVESTMENTS WORLDWIDE
Managed by Andrew Pilara.

INTERNATIONAL

THE DEVELOPING COUNTRIES FUND LOOKING FOR GROWING COMPANIES IN EMERGING MARKETS Managed by Michael Hoffman.


Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

Design: Broom & Broom, Inc., San Francisco      Photography: Jerry Orabona, Bill
Zemanek


MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL ENTITY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANK OF AMERICA OR ANY OF ITS AFFILIATES; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ROBERTSON STEPHENS FUNDS

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104


FUND NEWS & INFORMATION

ROBERTSON STEPHENS
INVESTOR SERVICES

-Knowledgeable mutual
 fund representatives.

-Automated access to daily
 net asset values.

-Portfolio Manager Hotline,
 24 hours a day.

1-800-766-3863


ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

funds@rsco.com

[GRAPHIC]

ROBERTSON STEPHENS
ON THE WEB

http://www.rsim.com

ROBERTSON STEPHENS
ACCOUNTLINK

-Automated account
 information, 24 hours a day.

1-800-624-8025

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as Partners under the heading Robertson Stephens. Its computer quotation symbol


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.